Fourth Quarter & Full Year 2007
Operational Update
February 26, 2008
Fred Barrett
CEO and Chairman
Joe Jaggers
COO and President
Bob Howard
CFO
Drilling #36-6, Uinta Basin
1099 18th
Street, Suite 2300    Denver, Colorado 80202 303.312.8155, fax 303.291.0420     www.billbarrettcorp.com  NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
Exhibit 99.2

This presentation and related conference call contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
statements include terminology such as “may”, “could”, “should”, “expect”, “plan”, “project”, “intend”,
“anticipate”, “believe”, “estimate”, “predict”, “potential”, “encouraged”, “positive”, “pursue”, “target”, “seek”,
“objective”, “prognosis”, “guidance”, and “continue”, the negative of such terms or other comparable terminology.  These forward-looking statements reflect Bill Barrett Corporation's current views with respect to future events, based on what it believes are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability of third party gathering, market conditions, oil and gas price volatility, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore ce rtain prospects, the ability to receive drilling and other permits and regulatory approvals, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of Bill Barrett Corporation’s risk management activities, governmental regulations and other factors discussed in the Company's reports filed with the SE
C, including the Annual Report on Form 10-K for the year ended December 31, 2007.  Actual results may differ materially from those anticipated or implied in the forward-looking statements.  Bill Barrett
Corporation does not undertake any obligation to publicly update any forward-looking statements. The information contained in this presentation does not constitute an offer or the solicitation of any offer to buy or sell securities and does not purport to be an analysis of the Company’s financial position.
Forward – Looking and Other Cautionary Statements
Forward – Looking and Other Cautionary Statements

Strong Track Record of Growth
Strong Track Record of Growth
2005 2004
31.7
2006
52.1
39.4
77.0
70.0
70.0
2007
Dec
2003
Dec
2004
292
204
341
Dec
2005
Dec
2006
428
Net Proved Reserves
(Bcfe)
558
Dec
2007
Net Production
(Bcfe)
61.2
2008 E

Key Corporate Highlights
Key Corporate Highlights
Production growth, up 17% to 61.2 Bcfe
Proved reserve growth, up 44% (including property sales)
Reserve replacement ratio 382%
Proved, probable and possible resources 2 Tcfe
Finding and development costs $1.83 per Mcfe

4Q '07 3Q '07 4Q '06 2007 2006
Production (Bcfe)
17.2 14.7 14.2 61.2 52.1
Discretionary cash flow*
-in millions $70.1 $54.7 $61.6 $248.5 $238.5
-per diluted share $1.56 $1.23 $1.39 $5.56 $5.39
-per mcfe $4.07 $3.71 $4.35 $4.06 $4.58
Net Income
-in millions $2.5 $0.2 $11.0 $26.8 $62.0
-per diluted share $0.06 $0.01 $0.25 $0.60 $1.40
Per Mcfe
-Realized price (including hedge effects) $6.19 $5.58 $6.21 $6.13 $6.60
-LOE $0.51 $0.67 $0.58 $0.68 $0.57
-Gathering and transportation expense $0.46 $0.33 $0.29 $0.38 $0.30
-Production taxes $0.45 $0.29 $0.33 $0.37 $0.50
-G & A (excluding stock based comp)* $0.56 $0.52 $0.50 $0.52 $0.53
-Depreciation, depletion and amortization $2.73 $2.92 $2.91 $2.87 $2.69
Year End Reserves (Bcfe) 557.6 428.4
Capex before major acquisitions (in millions)
$443.7 $377.0
* Non-GAAP measure reconciled to GAAP in the earnings release
  (Unaudited)
FULL YEAR QUARTERLY
Key Financial/Operating Highlights
Key Financial/Operating Highlights

$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
Natural Gas Prices
Natural Gas Prices
Oct
$1.11
$3.61
Nov
Avg. gas sales price with hedges CIG Monthly Daily
Dec Jan Feb
$6.02
$5.98
$7.09
$5.68
$5.55
$6.66
REX in service
Jan. 12, 2008

2007 Reserve Reconciliation
2007 Reserve Reconciliation
Total Reserve Additions: 233 Bcfe
428
558
(61)
(42)
YE 2006 YE 2007
Annual
Production
Property
Sales
3
Purchases
19
35
176
Revisions
Pricing
Revisions
Performance
Drilling
Adds
All are net Bcfe

Development Update
Development Update
West Tavaputs
One shallow and one deep rig drilling
50 shallow wells and 5 deep wells planned for 2008
Currently producing 80 MMcfe/d (net)
40-acre density shallow pilot successful; plan 20-acre density pilots in 2008
EIS expected in second half 2008
Piceance
Four rigs operating
110 wells planned for 2008
Currently producing 83 MMcfe/d (net)
Additional compression scheduled for installation, July 2008
10-acre density pilots successful
Powder River Basin – CBM
275 wells planned for 2008
Currently producing 17 MMcfe/d (net)
Production curtailed at Cat Creek due to full gathering systems

Delineation and Exploration Update
Delineation and Exploration Update
Uinta Basin, Utah – Lake Canyon/Blacktail Ridge Project
Drilled 6 wells, 4 wells completed
Current rates of  BTR 7-7  and BTR 12-36 are 150 – 200 Bopd
Plan continuous 2008 program
Paradox Basin, Colorado – Yellow Jacket Project
Planning 1st
horizontal well for early this year
Green Jacket – have partner, drilling this year
Montana Overthrust, Montana – Circus Project
Completed testing of Draco & Leviathan wells
Both wells tested gas from Cody shale
Further drilling and coring planned during 2008
Cave Gulch
Side-tracked CG 14-18 well and completed in Frontier
Completed sell-down and are drilling CG 31-32 well
Plan 2 – 3 wells during 2008
Hook Project
Completed sell-down to ConocoPhillips
Plan 1 – 2 wells during 2008
Bighorn Basin
Completed 3-D seismic acquisition at Red Point
Planning 2 wells in 2008